UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

Nuveen Diversified Commodity Fund

(Exact name of registrant as specified in its charter)

Delaware	001-34879	27-2048014
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 827-5920

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Nuveen Diversified Commodity Fund (the “Fund”) will be holding a Financial Advisor Update Conference Call on January 26, 2012 at 2:30 P.M. Central Time. A copy of the Fund’s script for that conference call is filed as Exhibit 99.1 to this report.

The information included in Exhibit 99.1 is incorporated by reference in this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K. Certain statements made in the attached script and orally at the Fund’s Update Conference Call made by or on behalf of the Fund constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Fund’s future performance, as well as management’s expectations, beliefs, intentions or plans relating to the future. Management believes that these forward-looking statements are reasonable. However, the Fund cannot guarantee that its actual results will be consistent with the forward-looking statements and you should not place undue reliance on them. These statements are based on current expectations and speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding the Fund that may cause results to differ from expectations are included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2010, under Item 1A. “Risk Factors,” and in the Fund’s other filings with the SEC. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest.

The attached script is for the informational purposes of financial advisors only and is not to be construed as an offer or inducement to purchase shares of the Fund on the secondary market or as a communication directed to the public. You should be aware that commodity interest trading can quickly lead to large losses as well as gains. Such trading losses can sharply reduce the net asset value of the Fund and consequently the value of your interest in the Fund. Further, the Fund is subject to substantial charges for management, and advisory and brokerage fees. It is necessary for the Fund to make substantial trading profits to avoid depletion or exhaustion of its assets.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Script for Nuveen Diversified Commodity Fund Update Conference Call

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUVEEN DIVERSIFIED COMMODITY FUND

By: Nuveen Commodities Asset Management, LLC, its Manager

Date: January 26, 2012

/s/ William Adams IV
William Adams IV
President
(Principal Executive Officer)